SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2002


                        OUTSOURCING SERVICES GROUP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   333-57209                  33-0597491

--------------------------------------------------------------------------------
     (State or other           (Commission                  (IRS Employer
     jurisdiction of            File Number)                 Identification
     incorporation)                                          No.)

                 25 Commerce Drive, Allendale, New Jersey  07401
                 -----------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (201) 785-1333


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

          On October 29, 2002, after receiving the consent of the requisite majority of noteholders, Outsourcing Services Group, Inc. and U.S. Bank National Association (formerly First Trust National Association), as trustee, entered into a supplemental indenture to the Indenture dated March 3, 1998, to clarify and revise the definition of permitted indebtedness. A copy of the supplemental indenture is filed as Exhibit 4.1 hereto.

          On October 30, 2002, Outsourcing Services Group, Inc. refinanced its existing senior subordinated debt and entered into a loan and security agreement with Foothill Capital Corporation, as the arranger and administrative agent. A copy of the Loan Agreement is filed as Exhibit 10.1 hereto.

Item 7. Exhibits.

(c) Exhibits

Exhibit No.    Description
-----------    -----------

4.1 Supplemental Indenture, dated as of October 29, 2002, among Outsourcing Services Group, Inc., the Guarantors listed therein and U.S. Bank National Association (formerly First Trust National Association).

10.1 Loan and Security Agreement, dated as of October 30, 2002, among the Lenders identified therein, Foothill Capital Corporation, a California corporation, as the arranger and administrative agent, Outsourcing Services Group, Inc., a Delaware corporation, and each of the Subsidiaries identified therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Outsourcing Services Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              OUTSOURCING SERVICES GROUP, INC.


         Dated: October 31, 2002                  /s/ Joseph Healy
                                              --------------------------------
                                                      Joseph Healy
                                                 Chief Executive Officer,
                                                  President and Director
                                              (Principal Executive Officer)


         Dated: October 31, 2002                   /s/ Perry Morgan
                                              --------------------------------
                                                       Perry Morgan
                                                  Chief Financial Officer,
                                                Vice President And Secretary
                                                 (Principal Financial and
                                                    Accounting Officer)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Outsourcing Services Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              OUTSOURCING SERVICES GROUP, INC.


         Dated: October 31, 2002                  /s/ Joseph Healy
                                              --------------------------------
                                                      Joseph Healy
                                                 Chief Executive Officer,
                                                  President and Director
                                              (Principal Executive Officer)


         Dated: October 31, 2002                   /s/ Perry Morgan
                                              --------------------------------
                                                       Perry Morgan
                                                  Chief Financial Officer,
                                                Vice President And Secretary
                                                 (Principal Financial and
                                                    Accounting Officer)

                                  Exhibit Index
                                  -------------

Exhibit No.    Description
-----------    -----------

4.1 Supplemental Indenture, dated as of October 29, 2002, among Outsourcing Services Group, Inc., the Guarantors listed therein and U.S. Bank National Association (formerly First Trust National Association).

10.1 Loan and Security Agreement, dated as of October 30, 2002, among the Lenders identified therein, Foothill Capital Corporation, a California corporation, as the arranger and administrative agent, Outsourcing Services Group, Inc., a Delaware corporation, and each of the Subsidiaries identified therein.